Exhibit 10.7


                 BUSINESS LOAN AND SECURITY AGREEMENT


$500,000                                       September 19, 1997

1. PREAMBLE. Business Loan and Security Agreement made by the undersigned (the "Borrower") for the benefit of Yeung Shu-kin, whose address is set forth on the signature page hereto (the "Lender"), with respect to a loan in the original principal amount of $500,000 as evidenced by a secured convertible promissory note in such amount from the Borrower of even date herewith (the "Note"). Simultaneously with the execution hereof, as partial consideration to the Lender for making the loan hereunder, Zhi-Jian Wu, President and a principal stockholder of Borrower, has delivered the Lender 25,000 shares of Common Stock of the Borrower (the "Bonus Shares"). Pursuant to a Guaranty Agreement of even date, Mr. Wu has guaranteed the obligations of the Borrower hereunder and under the Note, and has pledged 100,000 shares of Convertible Preferred Stock of the Borrower (the "Pledged Shares") as collateral for his obligations under the Guaranty Agreement. The Pledged Shares have been delivered to Brown, Rudnick, Freed & Gesmer, Counselors at Law ("Escrow Agent"), to be held in Escrow pursuant to that certain Escrow Agreement of even date between Escrow Agent, Borrower, Lender and Mr. Wu. In addition, Mr. Wu has pledged a portion of his ownership interest in Shenzhen Zhenghua Group, Ltd. as additional collateral to secure his obligations under the Guaranty Agreement. This Agreement and the Note are hereinafter collectively referred to as the "Transaction Documents."

2.  SECURITY.

     (a) As security for Borrower's indebtedness and other obligations now or at any time hereafter owing by Borrower to Lender, whether or not any of such are liquidated, unliquidated, secured, unsecured, direct, indirect, absolute, contingent or of any other type, nature or description, including without limitation those arising under this agreement, Borrower hereby grants Lender a security interest in 5% of the ownership interest of the Borrower in Shenzhen City Zhenghua Traffic and Transportation Industrial and Development Company, Ltd.

     (b) Borrower has not granted any security interest with respect to Borrower's collateral hereunder, and such collateral is free of all liens and encumbrances, except those Borrower is granting to Lender herein.


3. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to and covenants with Lender as follows:

     (a) the execution and delivery of each of the Transaction Documents has been approved by all required corporate action and does not violate or contravene any provision of Borrower's corporate charter documents, by-laws or any other indenture or contract to which Borrower is a party. Each of the Transaction Documents is valid, binding and enforceable against Borrower in accordance with their respective terms, and no consent of any other party is required in connection with the execution, delivery, performance or enforceability of any of the Transaction Documents.

     (b) Borrower has filed all federal, state, local and other tax and similar returns required to be filed and has paid or provided for the payment of all taxes and assessments due thereunder.

     (c) Borrower and each of the Borrower's subsidiaries is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of formation;

     (d) any financial statements or projections Borrower has delivered to Lender are true and correct in all material respects, and have been prepared in accordance with generally accepted accounting principles; and there has occurred no material adverse change in Borrower's or any of its subsidiaries' business or financial condition since the date of the most recently delivered financial statements;

     (e) there is no litigation pending or threatened against Borrower or any of its subsidiaries, except as disclosed on Borrower's financial statements or in a writing delivered to Lender; and

     (f) the issued and outstanding capital stock of the Borrower is as set forth on Schedule 3(f) hereto, and, except as set forth on such Schedule, there are no outstanding options, warrants or other rights to acquire capital stock of the Borrower.

4. AFFIRMATIVE COVENANTS. So long as any amount is unpaid hereunder, Borrower will:

     (a) keep proper books of account in manner in accordance with generally accepted accounting principles;

     (b) permit, upon written notice and during normal business hours, inspections and audits by Lender or by Lender's agents of all books, records and papers in the custody or control of Borrower or of others relating to any security for the obligations hereunder or Borrower's or any of its subsidiaries financial or business condition, including the making of copies thereof and abstracts therefrom and inspection and appraisal of any of Borrower's or its subsidiaries' assets;

     (c) at the request of the Lender, deliver to Lender financial information in such form and detail and at such times as are satisfactory to Lender, including, without limitation, Borrower's quarterly financial statements;

     (d) promptly pay all taxes, assessments and other governmental charges due from Borrower or its subsidiaries;
provided however, that nothing herein contained shall be interpreted to require the payment of any such tax so long as its validity is being contested in good faith and Borrower maintains adequate reserves with respect to such tax;

     (e) keep adequately insured at all times with responsible insurance carriers against liability on account of damage to persons or property;

     (f) promptly inform Lender of the commencement of any action, suit, proceeding or investigation against Borrower or any of its subsidiaries, or the making of any counterclaim against Borrower or any of its subsidiaries in any action, suit or proceeding and of all liens against any of Borrower's or any of its subsidiaries' property, and of the occurrence of any default hereunder;

     (g) pay all indebtedness to Lender and to third parties when due; and

     (h) maintain Borrower's and each of its subsidiaries' corporate existence, comply with all applicable laws and regulations and maintain all property useful and necessary in Borrower's business in good repair and operating condition, ordinary wear and tear excepted.

5. NEGATIVE COVENANTS. So long as any amount is unpaid hereunder, Borrower will not, without Lender's prior written consent:

     (a) create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien or other encumbrance upon any of the collateral hereunder, except in Lender's favor;

     (b) sell, convey, lease or transfer any of Borrower's assets other than in the ordinary course of business, or merge or consolidate with or into any other company or corporation, except with Lender's written consent;

     (c) become a guarantor, surety or otherwise become liable for the debts or other obligations of any person, firm or corporation, except as an endorser of instruments for the payment of money deposited to Borrower's account for collection in the ordinary course of business;

     (d) make any investments in or loans or advances to any other person, firm or corporation (including, without limitation, loans or advances to officers, partners or employees of Borrower or any of its subsidiaries) except direct obligations of the United States of America;

     (e) purchase any of its capital stock or declare any dividends thereon, without the written consent of Lender; and

     (f) change the form in which Borrower conducts its business, the location of such business, or the nature of the business as conducted by Borrower on the date of this Agreement or fail to maintain its business operation as a going concern.

6. DEFAULT. In addition to, and not by way of limitation of, any of Lender's other rights hereunder, the entire unpaid balance of all of Borrower's indebtedness to Lender, whether under this Agreement, the Note or under any other instrument, document or agreement with Lender, may be declared to be immediately due and payable at Lender's sole election upon the happening of any one of the following specified events of default (each an "Event of Default"):

     (a) Borrower's failure to make any payment when due hereunder or under the Note, or to pay or perform any other obligation to Lender, now existing or hereafter arising;

     (b) Borrower's failure to pay any indebtedness to any others when due, except where Borrower is reasonably and in good faith asserting a legal defense in respect of its failure to pay any such indebtedness when due;

     (c) if any representation, warranty, statement or certificate made to Lender by Borrower proves to have been or becomes untrue;

     (d) any change in the ownership of capital stock in the Borrower which results in a change of control of the Borrower;

     (e) with respect to the Borrower or any of its subsidiaries, the commencement, whether voluntary or involuntary, of a case under the United States Bankruptcy Code or any other proceeding or action seeking reorganization, liquidation, dissolution or other relief under federal bankruptcy or insolvency statutes or similar laws, or seeking the appointment of a receiver, trustee or custodian for the Borrower or all or a part of Borrower's assets;

     (f) if Borrower or any of its subsidiaries makes an assignment for the benefit of creditors, or is unable to pay debts as they mature; or

     (g) any such event occurs with respect to any guarantor or endorser of Borrower's obligations to Lender.

7. ADDITIONAL REMEDIES. Upon demand of payment of all amounts due hereunder, or upon the occurrence of any Event of Default and at any time thereafter, Lender shall have all of the rights and remedies of a secured party upon default under the New York Uniform Commercial Code, in addition to which Lender shall have all of the following rights and remedies:

     (a)  to take possession and dispose of the collateral;

     (b) the proceeds of any collection of the collateral shall be applied toward any of Borrower's loan or loans in such order and manner as Lender determines in Lender's sole discretion.
Borrower shall remain liable to Lender for any deficiency remaining following such applications; and

8. FEES AND EXPENSES. Simultaneously with the execution hereof, Borrower has paid Lender an origination fee equal to 3% of the principal amount of the Note. Such origination fee has been directly deducted from the proceeds of the loan delivered to the Borrower, so that the proceeds delivered to the Borrower were net of the origination fee. Borrower will reimburse Lender promptly for any fees payable to the appropriate public officer to perfect any lien or other security interest taken to secure any indebtedness created pursuant hereto, or the premium, not in excess of such filing fee, payable for insurance in lieu of such filing. Borrower shall pay on demand all of Lender's expenses, including, without limitation, attorneys' fees and disbursements, incurred in connection with the loan made hereunder, and all expenses which Lender may hereafter incur in connection with the protection or enforcement of any of Lender's rights against Borrower, any collateral, and any guarantor of Borrower's obligations to Lender.

9. EQUITY PARTICIPATION. As additional consideration to the Lender for making the loan hereunder, concurrently with the execution and delivery of this Agreement, Zhi-Jian Wu, President and a principal stockholder of the Borrower, has transferred to the Lender 25,000 shares of Common Stock of the Borrower (the "Bonus Shares").

10. REGISTRATION RIGHTS. At any time the Borrower proposes to file a registration statement under the Act with respect to any capital stock of the Borrower on any form, other than forms S-4 or S-8 or their then equivalents, then, the Borrower shall give written notice of such proposed filing to the Lender at least forty-five (45) days before the anticipated filing date, and such notice shall offer to the Lender the opportunity to include in such registration statement the number of Registrable Securities (defined herein) which Lender may request. The Borrower shall cause the managing underwriter of a proposed offering to offer such shares of capital stock on the same terms and conditions as the capital stock to be included therein by the Borrower. For purposes of this Agreement, "Registrable Securities" means the Bonus Shares, the Pledged Shares, and the shares of Common Stock issuable or transferred pursuant to the Note.

     Any permitted assignee of Lender shall also have the registration rights granted hereunder with respect to Registrable
Securities acquired from Lender. References to Lender in this Agreement shall include permitted assignees of the Lender.

     Additional Obligations of the Borrower.  Whenever the
Borrower is required to register shares of capital stock pursuant to a request of the Lender hereunder, the Borrower shall:

     (i) prepare for filing with the Securities and Exchange Commission a registration statement, including a prospectus and exhibits, amendments and supplements thereto and, prior to such filing, furnish the same to Lender for review and comment;

     (ii) file the registration statement with the Securities and Exchange Commission and use commercially reasonably efforts to cause such registration statement to become effective and remain effective as provided herein;

     (iii) prepare and file with the Securities and Exchange Commission such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective and to comply with the provisions of the Act with respect to the sale of securities covered by said registration statement for the period necessary to complete the proposed public offering, subject to the terms hereof;

     (iv) furnish to Lender such copies of the registration statement including the preliminary and final prospectus and copies of all exhibits, amendments and supplements thereto, as well as such other documents as Lender may reasonably request to facilitate the proposed public offering of capital stock;

     (v) to use its best efforts to register or qualify the capital stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as Lender may request.

     (vi) permit Lender and its counsel and other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them;

    (vii) furnish to Lender a copy of all documents filed and all correspondence from or to the Securities and Exchange
Commission in connection with any such offering;

     (viii) pay all expenses in connection with such registration and offering (other than the fees and expenses of Lender's counsel, if any), except that Lender shall bear all underwriting commissions attributable to his or its shares so registered; and

     (ix) use its best efforts to file on a timely basis with the Securities and Exchange Commission such information as the Borrower may be obligated to file under Sections 13 or 15(d) of the Securities Exchange Act of 1934, as then amended and in effect.

     Indemnification. Incident to any registration statement, including any preliminary prospectus, prospectus, or any amendments or supplements thereto (the "Registration Statement"), or any application for exemption filed by the Borrower which includes Registrable Securities, the Borrower will indemnify Lender and its officers, directors, employees, stockholders, partners and agents, as applicable, against all claims, losses, damages and liabilities, including legal and other expenses incurred in investigating or defending against the same, arising out of any untrue statement of a material fact contained therein, or by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any violation by the Borrower of the Act, any state securities or "blue-sky" laws or any rule or regulation thereunder in connection with such registration or sale, except insofar as the same may have been caused by an untrue statement or omission based upon, and in conformity with, information furnished in writing to the Borrower by Lender expressly for use therein.

     Promptly after receipt by Lender or any of its respective officers, directors, employees, stockholders, partners or agents, of notice of the assertion or commencement of any action in respect of which indemnity may be sought against the Borrower, Lender shall notify the Borrower in writing of the assertion or commencement thereof, and, subject to the provisions hereinafter stated, the Borrower shall assume the defense of such action (including the employment of counsel and the payment of all fees and expenses) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Borrower. Lender and its officers, directors, employees, stockholders, partners and agents, as the case may be, shall have the right to employ separate counsel in any such action and to participate in the defense thereof, provided that the Borrower shall have the right to control any such litigation, but the fees and expenses of such separate counsel shall not be at the expense of the Borrower unless the employment of such counsel has been specifically authorized by the Borrower or unless counsel retained by the Borrower has, in the reasonable opinion of Lender's counsel, a conflict of interest with respect to its representation of Lender. The Borrower shall not be liable to indemnify any person for any settlement of any such action effected without the Borrower's consent.

     Contribution. If the indemnification provided for herein is unavailable to an indemnified party thereunder (other than by reason of exceptions provided therein) in respect of any claims, losses, damages or liabilities, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such claims, losses, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions which resulted in such claims, losses, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and such indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

     The parties hereto agree that it would not be just and equitable if contribution hereunder were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

11. WAIVER, CUMULATIVE REMEDIES. No delay or omission by Lender in exercising or enforcing any of Lender's rights or remedies shall operate as, or constitute a waiver thereof. No waiver by Lender of any event of default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No exercise of any of Lender's rights and remedies and no other agreement or transaction of whatever nature entered into between Borrower and Lender at any time, shall preclude any other exercise of Lender's rights and remedies. No waiver by Lender of any of Lender's rights and remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of Lender's rights and remedies hereunder, and all of Lender's rights and remedies, power, privileges, and discretion under any other agreement or transaction are cumulative and not alternative or exclusive and may be exercised by Lender at such time or times and in such order of preference as Lender in Lender's sole discretion may determine.

12.  [RESERVED].

13. MISCELLANEOUS INFORMATION. It is agreed that references to "Lender" shall mean the undersigned Lender and his/her heirs or assigns, and references to "Borrower" or "the undersigned" shall mean the undersigned Borrower and its successors and assigns. Borrower will, in manner satisfactory to Lender, furnish other documentation of a type and in such form as Lender may request from time to time to further evidence or perfect the agreements contemplated hereby.

14. APPLICABLE LAW. This agreement shall be construed and interpreted in accordance with the laws of the State of New York, without regard to the choice of law provisions thereof .

IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agreement as of the date first above written.

                         DAWSON SCIENCE CORPORATION


                         By:  /s/Zhi-Jian Wu
                         Zhi-Jian Wu, President,
                         duly authorized



                         LENDER:


                         /s/ Yeung Shu-Kin
                         Name:  Yeung Shu-Kin
                         Address:  Unit 1-2, 1/F
                         Join In Hang Sing Centre
                         71-75 Container Port Road
                         Kwai Chung, N.T.
                         Hong Kong











                    SCHEDULE 3(f)

     Issued and outstanding capital stock and options, warrants and other rights to acquire capital stock:

     1. 13,000,000 shares of Common Stock are issued and outstanding. 2,100,000 shares of Convertible Preferred Stock are issued and outstanding. Each share of Convertible Preferred Stock is convertible into five (5) shares of Common Stock. No other shares of capital stock are issued and outstanding.

     2. There are no outstanding options, warrants or other rights to acquire capital stock of the Borrower.

















                           CONVERTIBLE

                         PROMISSORY NOTE

$500,000                               Dawson Science Corporation
                                               September 19, 1997

FOR VALUE RECEIVED, the undersigned, Dawson Science Corporation, with a principal place of business at 70 East 55th Street, 20th Floor, New York, New York 10022 ("Maker"), hereby promises to pay to the order of Yeung Shu-kin whose address is Unit 1-2 1/F, Join In Hang Sing Centre, 71-75 Container Port Road, Kwai Chung, N.T., Hong Kong ("Holder"), the sum of five hundred thousand (U.S. $500,000) Dollars together with interest on the unpaid principal amount from time to time outstanding at a rate per annum equal to twelve (12%) percent. Interest shall be payable on monthly in arrears, commencing October 15, 1997. The entire balance of principal, accrued but unpaid interest, and other fees and charges shall be due and payable on the earlier of (1) one hundred eighty (180) days from the date hereof (the "Maturity Date") or (2) the occurrence of an Event of Default, as defined below.

     1. Interest. Interest and fees shall be calculated on the basis of a 360-day year times the actual number of days elapsed. In no event shall interest payable hereunder exceed the highest rate permitted by applicable law. To the extent any interest received by Holder exceeds the maximum amount permitted, such payment shall be credited to principal, and any excess remaining after full payment of principal shall be refunded to Maker.

     2. Prepayment/Default Penalties. The principal balance of this note may be paid at any time without penalty. Upon the occurrence of an Event of Default and until such Event of Default has been cured, the Holder shall be entitled to receive the following penalty payments (in addition to regular interest payments): (1) payment in cash, computed on a daily basis, at a rate per annum equal to twelve (12%) percent of outstanding principal and accrued interest and (2) 2,500 shares of Common Stock of Maker (the "Default Shares") for each thirty (30) day period, or any part thereof, during which there exists an Event of Default. In the event the Lender is entitled to Default Shares hereunder, Zhi-Jian Wu, President of Maker, shall, subject to the terms hereof, transfer the Default Shares to the Lender. In order to satisfy any obligation to the Lender hereunder or under the Guaranty Agreement between Mr. Wu and Lender of even date herewith, Mr. Wu has delivered an aggregate of 100,000 shares of Preferred Stock of Maker standing in his name to Brown, Rudnick, Freed & Gesmer, Counselors at Law, as escrow agent (the "Escrow Agent") to be held pursuant to that certain Escrow Agreement between Escrow Agent, Mr. Wu, and Lender of even date ("Escrow Agreement").

     3. Costs and Expenses. Maker agrees to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses incurred, or which may be incurred, by Holder in connection with the enforcement and collection of this Note and any other agreements, instruments and documents executed in connection herewith.

     4. Waivers. Maker and all guarantors and endorsers hereby waive presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and assent to extensions of the time of payment or forbearance or other indulgence without notice. No delay or omission of Holder in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. A waiver on one occasion shall not operate as a bar to or waiver of any such right or remedy on any future occasion.

     5. Events of Default. The entire unpaid principal and interest balance shall, at the option of the Holder, become immediately due and payable, without notice or demand, upon the occurrence of any of the following events (an "Event of Default"):

          (a) failure to make any payment herein provided within five (5) days of the due date.

          (b) the making of an assignment for the benefit of creditors, trust mortgage, or composition with creditors or other arrangement of similar import by the Maker or any guarantor or endorser of this Note; the commencement of any voluntary proceedings under any bankruptcy or insolvency law, now or hereafter enacted, by the Maker or any guarantor or endorser; the commencement of any involuntary proceedings under any bankruptcy or insolvency laws now or hereafter enacted which are not discharged within 60 days after the filing thereof, by or against the Maker or any guarantor or endorser of the undersigned.

          (c) All payments due hereunder shall be made at the address of the Holder as set forth below, or at such other place as the Holder may designate from time to time in writing.

     6.  [RESERVED].

     7. Convertibility of Note. At any time after the Maturity Date and prior to repayment in full of all amounts due hereunder, the original principal amount of this Note (and all accrued but unpaid interest thereon and any costs and expenses payable hereunder) shall at the option of the Holder be convertible into that number of fully-paid nonassessable shares of Common Stock of the Maker (the "Shares") equal to the quotient of (i) the original principal amount of this Note (and all accrued but unpaid interest thereon and any costs and expenses payable hereunder) and (ii) fifty percent (50%) of the average closing bid price of the Common Stock, as quoted on the National Association of Securities Dealers Inc.'s OTC Bulletin Board, during the five (5) trading days immediately preceding the date of conversion (the "Conversion Price").

     8. Conversion of Note. Subject to Section 7, the conversion rights represented by this Note may be exercised in whole, but not in part, by the surrender of this Note and the duly executed Notice of Conversion (the form of which is attached as Exhibit A) at the principal office of the Maker. Upon conversion, the Holder shall be entitled to receive, within a reasonable time, a certificate or certificates, issued in the Holder's name or in such name or names as the Holder may direct, for the number of Shares so acquired. The Shares so acquired shall be deemed to be issued as of the close of business on the date on which this Note shall have been converted. Subsequent to the conversion of this Note, the penalty provisions of paragraph 2 of this Note shall no longer be applicable.

     9. Shares to be Issued; Reservation of Shares. The Maker covenants that the Shares issuable upon the conversion of this Note will, upon issuance in accordance herewith, be fully paid and non-assessable, and free from all liens and charges with respect to the issue thereof. During the period within which the conversion rights represented by the Note may be exercised, the Maker will at all times have authorized and reserved, for the purpose of issuance upon exercise of the conversion rights represented by this Note, a sufficient number of shares of its Common Stock to provide for the exercise of the conversion right represented by this Note.

     10. No Fractional Shares. No fractional shares shall be issued upon the conversion of this Note. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the fair market value of such shares of Common Stock, as determined in good faith by the Maker's Board of Directors.

     11. Adjustments of Conversion Price and Number of Shares. If there shall be any change in the Common Stock of the Maker through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Maker, appropriate adjustments shall be made by the Board of Directors of the Maker (or if the Maker is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation) in the aggregate number and kind of shares subject to this Note, and the number and kind of shares and the price per share then applicable to shares covered by this Note.

     12. No Rights as Shareholders. This Note does not entitle the Holder to any voting rights or other rights as a shareholder of the Maker prior to conversion and surrender of this Note. Notwithstanding the foregoing, the Maker agrees, upon the request of the Holder, to transmit to the Holder such information, documents and reports as are generally distributed to holders of the capital stock of the Maker. Upon valid conversion and surrender of this Note in accordance with the terms hereof, the Holder or the Holder's designee, as the case may be, shall be deemed a shareholder of the Maker.

     13. Sale or Transfer of the Note and the Shares; Legend. For purposes hereof, the "Shares" include the Default Shares (to the extent "restricted" under Rule 144 of the Securities Act of 1933, as amended) and the shares issuable upon conversion of this Note. The Note and the Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act and applicable State Securities laws, or (ii) such sale or transfer is exempt from the registration requirements of the Act and applicable State Securities laws. Each certificate representing any Shares shall bear a legend substantially in the following form, as appropriate:

THE SHARES EVIDENCED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND
NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR
DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE
EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED
THERETO UNDER APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN
EXEMPTION UNDER APPLICABLE STATE SECURITIES LAWS.

Such Shares may be subject to additional restrictions on transfer imposed under applicable state and federal securities law.

     14. Modifications and Waivers. This Note may not be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the same is sought.

     15. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder or the Maker shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the Holder at its address shown on the books of the Maker or in the case of the Maker, at the address indicated above, or, if different, at the principal office of the Maker.

     16. Loss, Theft, Destruction or Mutilation of Note. The Maker covenants with the Holder that upon its receipt of evidence reasonably satisfactory to the Maker of the loss, theft, destruction or mutilation of this Note or any stock certificate and, in the case of any such loss, theft or destruction, and upon surrender and cancellation of this Note or stock certificate, if mutilated, the Maker will make and deliver a new Note or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note or stock certificate.

     17. Representations and Warranties of Holder. By accepting this Note, the Holder represents and warrants that he, she or it is acquiring this Note and the Shares for his, her or its own account, for investment and not with a view to, or for sale in connection with, any distribution thereof or any part thereof. Holder represents and warrants that he, she or it (a) is an "accredited investor" as defined in Appendix A hereto (only applicable to U.S. residents), (b) is experienced in the evaluation of businesses similar to the Maker, (c) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Maker, (d) has the ability to bear the economic risks of an investment in the Maker, and (e) has been afforded the opportunity to ask questions of and to receive answers from the officers of the Maker and to obtain any additional information necessary to make an informed investment decision with respect to an investment in the Maker.

     18. Binding Effect on Successors. This Note shall be binding upon any corporation succeeding the Maker by merger, consolidation or acquisition of all or substantially all of the Maker's assets, and all of the obligations of the Maker relating to the Shares issuable upon conversion of this Note shall survive the conversion and termination of this Note and all of the covenants and agreements of the Maker shall inure to the benefit of the successors and assigns of the Holder.

     19. Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without regard to the choice of law principals thereof.

     IN WITNESS WHEREOF, DAWSON SCIENCE CORPORATION has caused this Note to be executed by its officer thereunto duly authorized.

ORIGINAL ISSUANCE DATE: September 19, 1997
WITNESS:  DAWSON SCIENCE CORPORATION


/s/  Andrew Lee                    By:       /s/ Zhi-Jian Wu
Name: Andrew Lee                             Zhi-Jian Wu,
Address:  43 Appleton Pl.                    President,
Dobbs Ferry, NY  10522                       duly authorized
USA


                                    /s/Zhi-Jian Wu
                              Zhi-Jian Wu, individually, only
                              with respect to Paragraph 2 hereof


                       NOTARIZATION

County:   New York
State:    New York

     On this 19 day of September, 1997, before me personally appeared Zhi-Jian Wu, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                         /s/ Fanny Paulits
                         Fanny Paulits
                         Notary Public
                         My Commission Expires: Nov. 30, 1997





















                            EXHIBIT A

                      NOTICE OF CONVERSION

     To:  DAWSON SCIENCE CORPORATION

     1.   The undersigned hereby elects to convert the attached
Note into _____ shares of Common Stock of DAWSON SCIENCE
CORPORATION pursuant to the terms of the attached Note, and tenders herewith the Note for cancellation.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below.

     3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. The undersigned further represents that such shares shall not be sold or transferred unless either (i) they first shall have been registered under applicable state securities laws or (ii) or an exemption from applicable state registration requirements is available.



     (Name)


     (Address)


     (Signature)


     (Date)













                             APPENDIX A

                      [For U.S. Residents Only]

An "Accredited Investor" within the meaning of Regulation D under the Securities Act of 1933 includes the following:

Organizations

     (1) A bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.
S. Small Business Administration under section 301 (c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21), of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

     (2)  A private business development company as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940.

     (3)  A trust (i) with total assets in excess of $5,000,000,
(ii) not formed for the specific purpose of acquiring the Securities, (iii) whose purchase is directed by a person who, either alone or with his purchaser representative, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the proposed investment.

     (4) A corporation, business trust, partnership, or an organization described in section 501(c)(3) of the Internal Revenue Code, which was not formed for the specific purpose of acquiring the Securities, and which has total assets in excess of $5,000,000.

Individuals

     (5) Individuals with income from all sources for each of the last two full calendar years whose reasonably expected income for this calendar year exceeds either of:

          (i)  $200,000 individual income; or

          (ii) $3 00,000 joint income with spouse.

NOTE:     Your "income" for a particular year may be calculated
by adding to your adjusted gross income as calculated for Federal income tax purposes any deduction for long term capital gains, any deduction for depletion allowance, any exclusion for tax exempt interest and any losses of a partnership allocated to you as a partner.

     (6)  Individuals with net worth as of the date hereof
(individually or jointly with your spouse), including the value of home, furnishings, and automobiles, in excess of $1,000,000.

     (7) Directors, executive officers or general partners of the Issuer.
































                          STOCK PLEDGE AGREEMENT


     PLEDGE AGREEMENT dated as of September 19, 1997, made by Zhi-Jian Wu, an individual whose address is c/o Dawson Science
Corporation, 70 East 55th Street, 20th Floor, New York, New York
10022 (the "Stockholder"), in favor of Yeung Shu-kin (the
"Lender").

     WHEREAS, Dawson Science Corporation ("Obligor"), a Nevada corporation, is entering into a Loan and Security Agreement dated as of the date hereof with Lender pursuant to which Lender is extending credit to Obligor (the "Agreement"), as evidenced by that certain Convertible Promissory Note (the "Note") dated as of the date hereof in favor of the Lender;

     WHEREAS, the Stockholder has executed and delivered to the Lender a Guaranty Agreement (the "Guaranty Agreement"), dated as of the date hereof, pursuant to which the Stockholder has guaranteed the obligations of the Obligor to the Lender under the Agreement and the Note;

     WHEREAS, the Stockholder owns those shares of capital stock of Obligor identified on Exhibit I hereto;

     WHEREAS, the pledge hereunder is intended to secure the performance of the Stockholder's obligations to the Lender under the Guaranty Agreement;

     WHEREAS, to further secure Stockholder's Obligations to Lender under the Guaranty Agreement, Stockholder has pledged to Lender a portion of his ownership interest in Shenzhen Zhenghua
Group, Ltd.;

     WHEREAS, as a condition to the Lender entering into the Agreement and accepting the Note, and in consideration of all extensions of credit made and which may in the future be provided to Obligor by Lender, the Stockholder has agreed to execute and deliver the Guaranty Agreement and this Pledge Agreement;

     NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Stockholder hereby agrees for the benefit of the Lender as follows:

     1. Defined Terms. Unless otherwise defined herein, the following terms shall have the respective meanings set forth below:

     "Collateral" has the meaning specified in Section 2 hereof.

     "Event of Default" shall mean failure to pay or perform any of the Obligations when due, or an Event of Default under the Agreement or the Note.

     "Pledge Agreement" shall mean this Pledge Agreement, as it may be amended, supplemented or otherwise modified.

     "Obligations" shall mean (i) the prompt and complete payment and performance when due of all of the Stockholder's obligations under the Guaranty Agreement and the other instruments and documents relating to or evidencing obligations of Guarantor to Lender, whether as guarantor or otherwise (collectively, the "Credit Documents"); (ii) the prompt and complete payment and performance when due of any and all other indebtedness, liabilities and obligations of the Stockholder to the Lender, now existing or hereafter incurred, direct or indirect, absolute or contingent, secured or unsecured, matured or umnatured, joint or several, liquidated or unliquidated.

     "Pledged Stock" shall mean all of the shares of capital stock of Dawson Science Corporation listed on Exhibit I hereto and any stock, options or rights received by the Stockholder and subject to Section 3 hereof.

     2. Pledge. The Stockholder hereby (a) pledges, hypothecates, assigns and transfers to Brown, Rudnick, Freed & Gesmer, Counselors at Law, as escrow agent ("Escrow Agent"), all of the Pledged Stock to be held by Escrow Agent subject to the terms of that certain Escrow Agreement dated the date hereof between Lender, Stockholder and Escrow Agent ("Escrow Agreement"), and hereby grants to the Lender a lien on, and security interest in, the Pledged Stock and all proceeds thereof (which shall be a first lien) and (b) delivers to Escrow Agent the stock certificates evidencing the Pledged Stock identified on
Exhibit I hereto, together with appropriate undated stock powers duly executed in blank, all as collateral security for the payment and performance of the Obligations. All property at any time pledged to the Lender hereunder (whether described herein or not) and all income therefrom and proceeds thereof are herein sometimes collectively called the "Collateral".

     3. Dividends, Distributions, etc. If, while this Pledge Agreement is in effect, the Stockholder becomes entitled to receive or receives any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for, any shares of Pledged Stock or otherwise, the Stockholder agrees to accept the same as agent for the Lender, to hold the same in trust on behalf of and for the benefit of the Lender and to deliver the same forthwith to the Escrow Agent in the exact form received, with the endorsement of the Stockholder when necessary and/or appropriate undated stock or other powers duly executed in blank, to be held by the Escrow Agent, subject to the terms of the Escrow Agreement, as additional collateral security for the Obligations. Any sums paid on or in respect of the Pledged Stock on the liquidation or. dissolution of the issuer thereof shall be paid over to the Escrow Agent, to be held by the Escrow Agent, subject to the terms and conditions of the Escrow Agreement, as additional collateral security for the Obligations; and if any cash dividends or any other distribution is made on or in respect of the Pledged Stock or any property is distributed on or with respect to the Pledged Stock, the cash or other property so distributed shall be delivered to the Escrow Agent, to be held by the Escrow Agent, subject to the terms and conditions of the Escrow Agreement, as additional collateral security for the Obligations. All sums of money and property so paid or distributed in respect of the Pledged Stock that are received by the Stockholder shall, until paid or delivered to the Escrow Agent, be held by the Stockholder in trust as additional collateral security for the Obligations.

     4. Voting Rights. Prior to any sale of the Pledged Stock, the Stockholder shall be entitled to vote the Pledged Stock and to give consents, waivers and ratifications in respect thereof.

     5. Rights of the Lender. The Lender shall not be liable for failure to collect or realize upon the Obligations or any collateral security or guaranty thereof, or any part thereof, or for any delay in so doing, nor shall Lender be under any obligation to take any action whatsoever with regards thereto. Any or all shares of the Pledged Stock held by the Escrow Agent hereunder may, if an Event of Default has occurred and is continuing, and upon written notice by the Lender, be registered in the name of the Lender or its nominee, for the benefit of the Lender, and the Lender or its nominee may at any time thereafter, without notice, exercise all voting and corporate rights of any issuer of any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock as if the Lender were the absolute owner thereof, including (without limitation) the right to exchange, at its discretion, any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of any issuer of any such shares or upon the exercise by any such issuer or the Lender of any right, privilege or option pertaining to any shares of the Pledged Stock and, in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depository, transfer agent, registrar or other designated agency on such terms and conditions as the Lender may determine, all without liability except to account for property actually received by it, but the Lender shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

     6. Unconditional Obligations. The obligations and liabilities of the Stockholder hereunder shall not be conditioned or contingent upon the pursuit by the Lender or any other person at any time of any right or remedy against any other person that may be or become liable in respect of all or any part of the Obligations or against any collateral security or guaranty therefor or right of offset with respect thereto. This Pledge Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Stockholder until all of the Obligations have been fully satisfied and the Stockholder shall be free from any present or future obligations under the Credit Documents.

    7. Performance by Lender of Stockholder's Obligations. If the Stockholder fails to perform or comply with any of its agreements contained herein and the Lender, as provided for by the terms of this Pledge Agreement, itself performs or complies, or otherwise causes performance or compliance, with such agreement, the reasonable expenses of the Lender incurred in connection with such performance or compliance shall be bome and paid by the Stockholder on demand and until so paid shall be added to the principal amount of the Obligations and shall bear interest (calculated on the basis of a 360-day year for the actual days elapsed) from the date incurred until paid at the highest rate applicable to any of the Obligations.

    8. Remedies. If an Event of Default has occurred and is continuing, then, and in any such event, the Lender may exercise, in addition to all other rights and remedies granted to it in this Pledge Agreement and in any other Credit Document, all rights and remedies of a Lender under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, the Stockholder expressly agrees that in any such event, the Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or on the Stockholder or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived, forthwith collect, receive, appropriate and realize on the Collateral, or any part thereof, and forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver the Collateral, or any part thereof, in one or more units, parcels, or lots at one or more public or private sales, at any exchange or broker's board or at any of the Lender's offices or elsewhere, on such terms and conditions as it may deem advisable and at such prices as it may deem appropriate, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Lender upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold. Any purchaser at any such sale or sales shall acquire the property sold absolutely free from any claim or right on the part of Stockholder, and Stockholder hereby waives (to the extent permitted by applicable law) all rights, redemptions, stays and appraisal rights which Stockholder now has, or may at any time in the future have, under any rule of law or statute now existing or hereafter enacted. The net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Lender hereunder, including reasonable attorneys' fees and legal expenses, shall be applied to the payment of the Obligations in such order as the Lender may determine, and, after all of the Obligations have been paid in full and after payment of any other amount required by any provision of law, including (without limitation) Section 9-504(l)(c) of the Uniform Commercial Code, the balance (if any) of such proceeds shall be remitted to the Stockholder or as otherwise required by a court of competent jurisdiction. To the extent permitted by applicable law, the Stockholder waives all claims, damages and demands against the Lender arising out of the retention or sale of the Collateral unless resulting from such Lender's willful misconduct. The Stockholder agrees that the Lender need not give more than ten (10) days' notice (which notice shall be deemed given on the earlier of mailing or receipt) of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Stockholder if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. The Lender may, without notice or publication, adjourn any public or private sale, or cause such sale to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which such sale is so adjourned. Stockholder shall remain liable for any deficiency if the net proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations.

     9. Representations and Warranties. The Stockholder represents and warrants to the Lender that:

          (a) the execution, delivery and performance of this Pledge Agreement, and the granting of liens pursuant hereto, and the Escrow Agreement have been duly authorized by all requisite action on its part, and do not require the consent of any party;

          (b) this Pledge Agreement and the Escrow Agreement have been duly executed and delivered by the Stockholder and are legal, valid and binding obligations, enforceable against the Stockholder in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally or by general principles of equity;

          (c) the Stockholder is the record and beneficial owner of, and has good and valid title to, the Pledged Stock described on Exhibit I hereto, and it will be owner of, and have such title to, all other Pledged Stock described in
     Section 3 hereof owned by it subject to no lien whatsoever (except the liens created hereby);

          (d)  all the shares of Pledged Stock described on
     Exhibit I hereto have been, and all shares of Pledged Stock described in Section 3 hereof will be, duly and validly issued for good and valuable consideration and are, or will be, fully paid and non-assessable; and

          (e)  the pledge, assignment and delivery of the Pledged
     Stock described on Exhibit I hereto creates, and the delivery of any Pledged Stock described in Section 3 hereof will create, a valid lien on, and perfected security interest in, such Pledged Stock and the proceeds thereof, subject to no prior lien or option or any agreement purporting to grant to any third party a prior lien on the Stockholder's property or assets that would include such Pledged Stock.

     10. Covenants. The Stockholder covenants and agrees with the Lender that so long as any Obligations are outstanding:

          (a) it will, upon the Lender's written request, defend the Secured Parties' right, title and first priority security interest in and to the Pledged Stock and the proceeds thereof against the claims and demands of all persons whomsoever;

          (b) it will have or obtain promptly good title (subject to no lien whatsoever, except the liens created by this Pledge Agreement) to and right to pledge any other property at any time hereafter pledged to the Lender as collateral security hereunder and will likewise defend the Lender's right and title thereto and liens thereon;

          (c) it will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to any of the Collateral, nor will it create, incur or permit to exist any lien with respect to any of the Collateral, any interest therein or any proceeds thereof (except for the liens created by this Pledge Agreement); and

          (d) it will not vote to enable any issuer of any Pledged Stock, and will not otherwise agree to permit any issuer of any Pledged Stock, to merge or consolidate with, or into, any other corporation or issue any stock or other securities of any nature in addition to or in exchange or substitution for any Pledged Stock.

     11.  Sale of Collateral.

          (a) The Stockholder recognizes that the Lender may be unable to effect a public sale of any or all of the Pledged Stock by reason of certain prohibitions contained in the Securities Act and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own accounts for investment and not with a view to the distribution or resale thereof. The Stockholder acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that the private (rather than public) nature of such sale shall be deemed to be commercially reasonable. The Lender shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

          (b) The Stockholder further agrees to do or cause to be done all such other acts and things required to be done by it to make such sale or sales of any portion or all of the Pledged Stock valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Stockholder's expense. The Stockholder further agrees that a breach of any of the covenants contained in this Section 11 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 11 shall be specifically enforceable against the Stockholder, and the Stockholder hereby waives (to the extent permitted by applicable law) and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

     12. Further Assurances. The Stockholder agrees that at any time and from time to time, on the written request of the Lender, the Stockholder will execute and deliver such further documents and do such further acts and things as the Lender may reasonably request in order to effectuate the purposes of this Pledge Agreement.

     13. Limitation on Lender's Duty in Respect of Collateral. Beyond the safe custody thereof, the Lender shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

     14. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications related to this Pledge Agreement to or on the Stockholder or the Lender shall be in writing (including teletransmissions), and shall be given or made in accordance with the notice provisions set forth in the Agreement.

     15. Severability. Any provision of this Pledge Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     16. No Waiver, Cumulative Remedies. The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Lender, and then only to the extent therein set forth. A waiver of any right or remedy hereunder on any occasion shall not be construed as a bar to any right or remedy that the Lender would otherwise have on any future occasion. No failure to exercise nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise of any right, power or privilege hereunder or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

     17. No Oral Modification, Successors, Governing Law. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Lender. This Pledge Agreement and all obligations of the Stockholder hereunder shall be binding on its successors and assigns and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of the Lender and its respective successors and assigns. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York (United States).

     18.  Submission to Jurisdiction, Waiver of Trial by Jury.

          (a) For purposes of any action or proceeding involving this Pledge Agreement or any other agreement or document referred to herein, the Stockholder hereby expressly submits to the jurisdiction of all federal and state courts located in the State of New York (United States) and consents that any order, process, notice of motion or other application to or by any of said courts or a judge thereof may be served within or without such court's jurisdiction by registered mail or by personal service, provided a reasonable time for appearance is allowed.

          (b) THE STOCKHOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE
     LAW) (i) ANY RIGHT HE MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS PLEDGE AGREEMENT OR ANY OTHER DOCUMENT OR AGREEMENT REFERRED TO HEREIN, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY and (ii) ANY RIGHT TO CONTEST THE APPROPRIATENESS OF ANY ACTION BROUGHT WITHIN THE JURISDICTION MENTION ED IN PARAGRAPH (a) OF THIS SECTION 18 BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.

     19. Fees and Expenses. Any and all reasonable fees, costs and expenses of whatever kind or nature, including the reasonable fees and legal expenses incurred by the Lender's counsel in connection with the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Collateral, shall be borne and paid by the Stockholder on demand and until so paid shall be added to the principal amount of the Obligations and shall bear interest (calculated on the basis of 360-day year for the actual days elapsed) from the date incurred until paid at the highest rate applicable to any of the Obligations.

     20. Termination. This Agreement shall terminate when all of the Obligor's obligations under the Agreement and the Note have been fully paid, and all of the Obligations have been fully paid, at which time Lender shall reassign and deliver to the Stockholder the Collateral, or such part thereof as shall not have been sold or otherwise applied by Lender pursuant to the terms hereof, and shall still be held by Escrow Agent under the Escrow Agreement, together with appropriate instruments of reassignment. Any such reassignment shall be without recourse to or warranty by Lender and at the expense of Stockholder.

     21. Counterparts. This Pledge Agreement may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     22.  Descriptive Headings.  The captions in this Pledge
Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

     IN WITNESS HEREOF the Stockholder has caused this Pledge
Agreement to be duly executed and delivered under seal as of the date first written above.


WITNESS:


    /s/   Andrew Lee          /s/  Zhi-Jian Wu
          Andrew Lee               Zhi-Jian Wu








COUNTY:   NEW YORK

STATE:    NEW YORK

     On this 19 of September, 1997, before me personally appeared
Zhi-Jian Wu, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                /s/  Fanny Paulits

                               Name: Fanny Paulits

                               Notary Public State of New York
                               Commission Expires Nov. 30, 1997



































                                                        EXHIBIT I



                     PLEDGED STOCK



    Issuer            Class of Stock           Number of Shares

Dawson Science     Convertible Preferred             100,000
  Corporation        Stock







































                     ESCROW AGREEMENT


     ESCROW AGREEMENT dated as of September 19, 1997 among Zhi-Jian Wu, an individual whose address is c/o Dawson Science Corporation, 70 East 55th Street, 20th Floor, New York, New York 10022 ("Mr. Wu"), Yeung Shu- kin, an individual whose address is Unit 1-2 1/F, Join IN Hang Sing Centre, 71-75 Container Port Road, Kwai Chung, N.T., Hong Kong ("Lender"), Dawson Science Corporation, whose address is 70 East 55th Street, 20th Floor, New York, NY 10022 (the "Borrower") and Brown, Rudnick, Freed & Gesmer, P.C. ("Escrow Agent").

     WHEREAS, Borrower, of which Mr. Wu is President and a principal stockholder, has entered into a Loan and Security Agreement of even date herewith with Lender ("Loan Agreement") and has issued Lender a Convertible Promissory Note of even date ("Note"), related to certain loans and extensions of credit provided by Lender to the Borrower under the terms and conditions set forth in the Loan Agreement (the Loan Agreement and the Note are hereafter collectively referred to as the "Loan Documents");

     WHEREAS, Mr. Wu has guaranteed the obligations of the Borrower to the Lender under the Loan Documents pursuant to a Guaranty Agreement of even date between Mr. Wu and Lender (the
"Guaranty Agreement");

     WHEREAS, in order to secure Mr. Wu's obligations under the Guaranty Agreement and Loan Documents to each Lender, Mr. Wu has executed a Stock Pledge Agreement, of even date, in favor of Lender, pursuant to which Mr. Wu has pledged capital stock of the Borrower (the "Pledged Shares");

     WHEREAS, the parties desire that the Escrow Agent hold the Pledged Shares in escrow in accordance with the terms hereof;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Borrower, Lender and Mr. Wu hereby designate and appoint Escrow Agent as the escrow agent for the purposes set forth herein, and hereby authorize and direct the Escrow Agent to hold the number of shares of Convertible Preferred Stock of the Borrower (along with executed blank stock powers) specified on
Schedule I hereto (the "Shares"), pursuant to the terms set forth herein.


    2. The terms of this Escrow Agreement may be altered, amended, modified or revoked only by the written consent of Borrower, Lender, Mr. Wu and the Escrow Agent.

    3. Escrow Agent shall only disburse the Shares in accordance with written instructions, in form and substance satisfactory to Escrow Agent, jointly executed by Mr. Wu and Lender.

     4. In the event that a dispute arises among the parties involving any responsibility of the Escrow Agent hereunder, Escrow Agent shall continue to hold the Shares until it has been furnished with a statement in writing jointly signed by both Lender and Mr. Wu, instructing Escrow Agent as to the manner in which it is to dispose of the Shares. Upon receiving such statement, Escrow Agent shall dispose of the Shares pursuant to such statement and Borrower, Lender and Mr. Wu agree to hold Escrow Agent harmless from any liability or responsibility therefor. In the event that Escrow Agent is made a party, in respect to the Shares or any of its responsibilities hereunder, to any court action or arbitration proceedings, Escrow Agent shall make no disposition of the Shares, except as required by a court of competent jurisdiction, or by such arbitrators, and Borrower, Lender and Mr. Wu shall hold Escrow Agent harmless from and on account of any expenses which Escrow Agent may incur or become liable to pay because of any such proceedings and the holding of the Shares. In the event of a dispute as to the disposition of any of the escrowed documents, Escrow Agent may apply to any court of competent jurisdiction for a determination of the rights of the parties with respect thereto, and shall be relieved of any further liability on account hereof.

     5. Escrow Agent assumes no obligation or responsibility hereunder other than to make delivery of the Shares as provided above. Escrow Agent shall not be bound by any agreement or contract not expressly referenced herein, regardless of whether Escrow Agent has knowledge thereof. Borrower, Lender and Mr. Wu jointly and severally agree to assume liability for and do hereby agree to indemnify, protect, save and hold harmless Escrow Agent from and against any and all liabilities, obligations, losses, damages, claims, actions, suits, costs and expenses of whatever kind and nature, including attorneys' fees, imposed upon, incurred by or asserted against Escrow Agent in any way related to or arising out of this Escrow Agreement.

     6. It is expressly understood by all parties that Brown, Rudnick, Freed & Gesmer, P.C. acts as counsel to Borrower, and that neither anything contained in this Escrow Agreement nor Escrow Agent's execution hereof, shall in any way affect or require termination of such representation of Borrower.

     7. If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     8. Any notice required or permitted hereunder shall be given in writing by registered or certified mail, at the addresses set forth below.

     9. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement.

     EXECUTED as an instrument under seal as of the date first above written.


                         MR. WU:



                           /s/Zhi-Jian Wu
                           Zhi-Jian Wu

                         Notice Address:

                         c/o Dawson Science Corporation
                         70 East 55th Street
                         20th Floor
                         New York, New York  10022


                         BORROWER:

                         DAWSON SCIENCE CORPORATION


                         By:      /s/Zhi-Jian Wu
                              Zhi-Jian Wu, President

                         Notice Address:
                         70 East 55th Street
                         20th Floor
                         New York, New York  10022
                         Attn.:  Zhi-Jian Wu, President



                         LENDER:

                         /s/ Yeung Shu-Kin
                         Yeung Shu-kin

                         Notice Address:

                         Unit 1-2, 1/F
                         Join In Hang Sing Centre
                         71-75 Container Port Road
                         Kwai Chung, N.T.
                         Hong Kong
                         Attn: Yeung Shu-kin

                         ESCROW AGENT:

                         BROWN, RUDNICK, FREED
                           & GESMER, P.C.

                         By:   /s/ John G. Nossiff, Jr.
                              John G. Nossiff, Jr.

                         Notice address:

                         One Financial Center
                         Boston, MA 02111
                         Attn:  John G. Nossiff, Jr.
























                         SCHEDULE I

100,000 shares of Convertible Preferred Stock of Dawson Science
Corporation (along with blank stock powers, with signature guaranteed).














































                      GUARANTY AGREEMENT

                      W I T N E S S E T H:

     WHEREAS, Dawson Science Corporation ("Obligor"), a Nevada corporation, is entering into a Loan and Security Agreement dated the date hereof with Yeung Shu-kin (the "Lender") pursuant to which certain loans and other extensions of credit have been and will be made by the Lender to Obligor (the "Credit Agreement") and, in connection therewith, is delivering to Lender a Convertible Promissory Note dated the date hereof (the "Note");

     WHEREAS, the undersigned, Zhi-Jian Wu (the "Guarantor"), is a principal stockholder and an officer of Obligor;

     WHEREAS, as a condition to entering into the Credit Agreement and the Note, and making advances thereunder, the Lender has required that Guarantor guarantee the full and prompt payment and performance of all obligations of Obligor to Lender, including, without limitation, obligations respecting all loans made under the Credit Agreement and the Note (the Credit Agreement and the Note are hereinafter collectively referred to as the "Loan Documents");

     WHEREAS, to secure his obligations to the Lender hereunder, the Guarantor has executed and delivered to the Lender a Stock
Pledge Agreement dated the date hereof under which he has pledged shares of Borrower to Lender;

     WHEREAS, to further secure his obligations to Lender hereunder, Guarantor has pledged to Lender a portion of his ownership interest in Shenzhen Zhenghua Group, Ltd.;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of any and all loans, advances, and extensions of credit now or hereafter made or extended by Lender to, for the account of or on behalf of Obligor pursuant to and under the Loan Documents and as an inducement for the Lender to make future loans, advances and extensions of credit to Obligor, Guarantor hereby unconditionally and absolutely guarantees to Lender the full and prompt payment and performance by Obligor of all obligations which Obligor now or hereafter may have to Lender, whether now existing or hereafter arising, including without limitation, all obligations which Obligor may now or hereafter have to Lender under the Loan Documents, as the same may be amended, extended, modified or renewed and the full and prompt payment when due, subject to any applicable grace period, of all principal, interest, charges and all other sums which Obligor may now or hereafter owe to Lender arising under the Loan Documents howsoever evidenced, whether secured or unsecured, and hereby agrees to indemnify Lender against any losses Lender may sustain and any expenses it may incur as a result of any default by Obligor under the Loan Documents, or as a result of the occurrence of any Event of Default under or as defined in the Loan Documents, and/or as the result of the enforcement or attempted enforcement by, or on behalf of, the Lender of any of its rights against the Guarantor hereunder.

     This Guaranty is a continuing, unconditional and absolute guaranty of payment and performance. The obligations of the Guarantor hereunder are primary, with no recourse necessary by Lender against the Obligor or any collateral given to secure the obligations guaranteed hereby prior to proceeding against the Guarantor hereunder. If for any reason any installment or any other sum or indebtedness now or hereafter owing by Obligor to Lender under the Loan Documents shall not be paid promptly when due, after the expiration of any applicable cure period, Guarantor will forthwith pay such sum to Lender, without regard to any counterclaim, set-off, deduction or defense of any kind which Obligor or Guarantor may have or assert, and without abatement, suspension, deferment or reduction on account of any occurrence whatsoever. The Guarantor hereby waives notice of and consents to all of the provisions of the Loan Documents, to any amendments thereof, to any actions taken thereunder, and to the execution by Obligor of the Loan Documents and of any other agreements, documents and instruments now or hereafter executed by Obligor in connection therewith. The Guarantor further waives the following: notice of incurring of indebtedness and obligations by Obligor; acceptance of this Guaranty by Lender; presentment and demand for payment, protest, notice of protest and notice of dishonor or non-payment of any instrument evidencing the indebtedness or obligations to Obligor; any right to require suit against Obligor or any other party before enforcing this Guaranty; any right to have security applied before enforcing this Guaranty; any right of subrogation to Lender's rights against Obligor until Obligor's indebtedness and obligations to Lender are paid in full; all defenses which might constitute a legal or equitable discharge of a surety or guarantor; and all other notices and demands otherwise required by law which the Guarantor may lawfully waive. Guarantor agrees that in the event this Guaranty is enforced by suit or otherwise, Guarantor will reimburse Lender upon demand for all expenses incurred in connection therewith, including without limitation, reasonable attorneys' fees and expenses.

     Guarantor's obligations hereunder shall not be released, discharged, terminated or impaired in any manner whatsoever, irrespective of the lack of any notice to or consent of the Guarantor, by any of the following: (a) new agreements or obligations of Obligor with or to Lender; (b) amendments, indulgences, extensions, modifications, renewals or waivers of default as to any existing or future agreements or obligations of Obligor or third parties with or to Lender, or extensions of credit by Lender to Obligor; (c) adjustments, compromises or releases of any obligations of Obligor, Guarantor or other parties, including any other guarantors, or exchanges, releases, dispositions or sales of any security of Obligor, Guarantor or other parties, including any other guarantors; (d) invalidity, irregularity, defect, or unenforceability, for any reason, of any provision of any of the Loan Documents, or of any instrument or writing, or of any security or other guaranty, or acts or omissions by Lender or Obligor; (e) failure to perfect any lien securing the obligations of Obligor, Guarantor or other parties, including any other guarantors; (f) interruptions in the business relations between Lender and Obligor; (g) voluntary or involuntary bankruptcy (including a reorganization in bankruptcy) of Obligor or entry of an order for relief against or with respect to the Obligor under Title 11 of the United States Code;
(h) composition, extension, moratoria or other forms of debtor relief granted to Obligor pursuant to law presently in force or hereafter enacted; (i) payment of any or all obligations and indebtedness of Obligor in the event such payment is invalidated or avoided by a trustee, custodian or receiver of Obligor; (j) the dissolution of Obligor; and (k) the reorganization, merger or consolidation of Obligor into or with another entity, corporate or otherwise, or the sale or disposition of all or substantially all of the capital stock, business or assets of Obligor to any other person or party.

     For the purposes of this Guaranty and indemnity, all sums owing to Lender by Obligor shall be deemed at Lender's election, and without notice, to have become immediately due and payable if Obligor defaults in any of its obligations or indebtedness to Lender after expiration of any applicable cure period, or if there shall occur an Event of Default as defined in any of the Loan Documents, and the Guarantor shall thereupon promptly pay Lender the entire amount of said indebtedness and obligations of Obligor, and Lender shall, after the expiration of any applicable cure period, be entitled to take any action deemed necessary or advisable to enforce this Guaranty, including, without limitation, the enjoining of any breach or threatened breach of this paragraph.

     Guarantor represents to Lender that after giving effect to this Guaranty and the transactions contemplated by the Loan Documents (and after taking into account all recoveries Lender is likely to realize from Obligor on Obligor's obligations to Lender): (i) the aggregate value of all of the assets and properties of the Guarantor, at a fair valuation, will be greater than the total amount which Guarantor is likely to be actually required to pay on claims, including contingent claims; (ii) the aggregate present fair saleable value of Guarantor's assets will be greater than the amount that will be required to pay Guarantor's probable liability on debts, including contingent liabilities, as they become absolute and mature; (iii) Guarantor has (and has no reason to believe that he will not have) sufficient capital for the conduct of his business; and (iv) Guarantor does not intend to incur, and does not believe that he has incurred, debts beyond his ability to pay as they mature.

     For purposes of any action or proceeding involving this Guaranty or the Agreements or any other agreement or document referred to therein, Guarantor hereby expressly submits to the jurisdiction of all federal and state courts located in the State of New York and consents that any order, process, notice of motion or other application to or by any of said courts or a judge thereof may be served within or without such court's jurisdiction by registered mail or by personal service.

     GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) (I) ANY RIGHT HE MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTY OR THE AGREEMENTS AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY AND (II) ANY RIGHT TO CONTEST THE APPROPRIATENESS OF ANY ACTION BROUGHT IN ANY COURT WITHIN THE JURISDICTION MENTIONED IN THE PRECEDING PARAGRAPH BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE AND FORUM NON CONVENIENS.

     This Guaranty and all terms and conditions hereof shall be binding upon Guarantor, its successors and assigns, and shall inure to the benefit of Lender and its successors and assigns. Legal rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of New York. Wherever the context so requires herein, the singular number includes the plural, and the plural number includes the singular.


     IN WITNESS WHEREOF, Guarantor has executed this instrument this 19th day of September, 1997.

WITNESS:

  /s/  Andrew Lee                         /s/Zhi-Jian Wu
Name:  Andrew Lee                       Zhi-Jian Wu
Address:  43 Appleton Pl.
          Dobbs Ferry, NY  10522



COUNTY:   NEW YORK
STATE:    NEW YORK

     On this 19 of September, 1997, before me personally appeared
Zhi-Jian Wu, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.



                                 /s/ Fanny Paulits

                              Name: Fanny Paulits
                              Notary Public  State of New York
                              Commission Expires Nov. 30, 1997